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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 15, 2004


                           LONG ISLAND FINANCIAL CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                                0-29826               11-3453684
--------                                -------            ---------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation or organization)     File Number)       Identification Number)



                  One Suffolk Square, Islandia, New York 11749
                  --------------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 348-0888
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if change since last report)






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ITEM 5.  OTHER EVENTS.
         ------------

         On January 15, 2004, Long Island Financial Corp. (the "Registrant") announced financial results for the fourth quarter and year ended December 31, 2003 reporting for the quarter net income of $954,000 and diluted earnings per common share of $.61 and for the year net income of $3.3 million and diluted earnings per common share of $2.16.

         A copy of the press release announcing the Registrant's results for the fourth quarter and the year ended December 31, 2003 is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

(c)    Exhibits.

       The following exhibits are filed herewith.

       EXHIBIT NO.                     DESCRIPTION OF EXHIBIT

           99.1 Press Release dated January 15, 2004 with respect to the Registrant's financial results for the fourth quarter and year ended December 31, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LONG ISLAND FINANCIAL CORP.


                                          /s/ Douglas C. Manditch
                                          -----------------------
                                 By:      Douglas C. Manditch
                                          President & Chief Executive Officer
                                          Date:   January 15, 2004


                                          /s/ Thomas Buonaiuto
                                          --------------------
                                 By:      Thomas Buonaiuto
                                          Vice President & Treasurer
                                          Date:   January 15, 2004